EXHIBIT 10.12

                               THIRD AMENDMENT TO
                            AGREEMENT OF PARTNERSHIP
                           GEODYNE NPI PARTNERSHIP P-4


      This Third Amendment to Agreement of Partnership of PW/Geodyne NPI Partnership P-4 (the "Partnership") is entered into by and between Geodyne Resources, Inc. ("Resources"), a Delaware corporation, as successor Managing Partner, and Geodyne Institutional/Pension Energy Income Limited Partnership P-4 ("Geodyne P-4"), as General Partner.

      WHEREAS, on April 24, 1989, Geodyne Energy Company ("Energy"), as Managing Partner, and Geodyne P-4, as General Partner, executed and entered into that certain Agreement of Partnership of PW/Geodyne NPI Partnership P-4 (the "Agreement"); and

      WHEREAS, on February 26, 1993, Energy and Geodyne P-4 executed and entered into that certain First Amendment to Agreement, whereby it changed (i) the name of the Partnership from "PW/Geodyne NPI Partnership P-4" to "Geodyne NPI Partnership P-4", (ii) the address of the Partnership's principal place of business, and (iii) the address for the Partnership's agent for service of process; and

      WHEREAS, on July 1, 1996, Resources, as successor via merger to Energy, executed and entered into, as Managing Partner, that certain Second Amendment to the Amended Agreement whereby it amended the Amended Agreement to provide that Resources, as successor via merger to Energy, is the Managing Partner of the Partnership; and

      WHEREAS, on July 1, 1996, Resources, as successor via merger to Energy, executed and entered into, as Managing Partner, that certain Second Amendment to the Amended Agreement whereby it amended the Amended Agreement to provide that Resources, as successor via merger to Energy, is the Managing Partner of the Partnership; and

      WHEREAS, Section 10.1 of the Amended Agreement provides that the managing partner of the partnership (the "Managing Partner") may, without prior notice or consent of any other Partner (as defined in the Amended Agreement), amend any provision of this Amended Agreement if, in its opinion, such amendment does not have a material adverse effect upon the Limited Partnership (as defined in the Amended Agreement); and

       WHEREAS, Section 2.3 of the Amended Agreement provides that the Partnership shall continue in full force and effect until December 31, 2005, provided that the Managing Partner may extend such term for up to five periods of two years each, or until dissolution prior thereto pursuant to the provisions of the Amended Agreement; and

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       WHEREAS,  Resources as Managing Partner has elected to extend the life of the Partnership for an additional two years.

       NOW, THEREFORE, in consideration of the covenants, conditions and agreements herein contained, the parties hereto hereby agree as follows:

      Section 2.3. is hereby amended and restated as follows:

                  The  Partnership  shall  continue  in force and  effect  until
            December 31, 2007, provided that the Managing Partner may extend the term of the Partnership for up to four periods of two years each if it believes such extension is in the best interests of the Limited Partnership, or until dissolution prior thereto pursuant to the provisions hereof.

       IN WITNESS WHEREOF, the parties hereto have hereunto set their hands as of the 27th day of October, 2005.

                                       Geodyne Resources, Inc.
                                       as Managing Partner

                                       By:  //s// Dennis R. Neill
                                            ----------------------
                                            Dennis R. Neill
                                            President

                                       Geodyne Institutional/Pension
                                       Energy Income Limited
                                       Partnership P-4
                                       as General Partner

                                       By Geodyne Resources, Inc.
                                          General Partner

                                       By:  //s// Dennis R. Neill
                                            ----------------------
                                            Dennis R. Neill
                                            President


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